                                                                    EXHIBIT 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as
                                                     ---------------
of February 10, 1999, is entered into among DOSKOCIL MANUFACTURING COMPANY, a Texas corporation (the "Borrower"), the lenders listed on the signature pages
                        --------
hereof (collectively, the "Lenders"), and NATIONSBANK, N.A. (successor by merger
                           -------
to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").
     --------------------

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 19, 1997 (the "Credit
                                                                    ------
Agreement"; the terms defined in the Credit Agreement and not otherwise defined
---------
herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders and the Administrative Agent desire to (i) amend the Credit Agreement and (ii) waive certain Events of Default under the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.
          ------------------------------

     (a)  The definition of "Applicable Base Rate Margin" set forth in Section
                             ---------------------------               -------
1.1 of the Credit Agreement is hereby amended to read as follows:
---

          "'Applicable Base Rate Margin' means the following per annum
            ---------------------------
     percentages, applicable in the following situations:

                                           Facility A Term Loan  Facility B
                                               Advances and      Term Loan
     Applicability                          Revolving Advances    Advances
     -------------                          ------------------    --------

     (a)  Initial Pricing Period                   0.750%          1.250%
          ----------------------

     (b)  Subsequent Pricing Period
          -------------------------

          (1)  The Leverage Ratio is greater       1.500%          2.000%
               than or equal to 4.50 to 1

          (2)  The Leverage Ratio is less          1.000%          1.500%
               than 4.50 to 1 but greater than
               or equal to 3.50 to 1

          (3)  The Leverage Ratio is less than     0.250%          0.750%
               3.50 to 1


     During the Subsequent Pricing Period, the Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the Base Rate
                             --------
     Basis as a result of a change in the Applicable Base Rate Margin shall be effective with respect to Base Rate Advances (i) made following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as applicable, for each
                           -----------    ---
     such fiscal quarter, and the corresponding Compliance Certificate required pursuant to Section 6.4 hereof, on the date of making such Base Rate
                 -----------
     Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1 until such time as such financial statements and Compliance Certificate are received."

     (b)  The definition of "Applicable LIBOR Rate Margin" set forth in Section
                             ----------------------------               -------
1.1 of the Credit Agreement is hereby amended to read as follows:
---

          "'Applicable LIBOR Rate Margin' means the following per annum
            ----------------------------
     percentages, applicable in the following situations:

                                           Facility A Term Loan  Facility B
                                               Advances and      Term Loan
     Applicability                          Revolving Advances    Advances
     -------------                          ------------------    --------

     (a)  Initial Pricing Period                   2.250%          2.750%
          ----------------------

     (b)  Subsequent Pricing Period
          -------------------------

          (1)  The Leverage Ratio is               3.000%          3.500%
               greater than or equal
               to 4.50 to 1

          (2)  The Leverage Ratio is               2.500%          3.000%
               less than 4.50 to 1
               but greater than or
               equal to 3.50 to 1

          (3)  The Leverage Ratio is               1.750%          2.250%
               less than 3.50 to 1

     During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the LIBOR Basis as a
                          --------
     result of a change in the Applicable LIBOR Rate Margin shall be effective with respect to LIBOR Advances (i) made following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as applicable, for each such fiscal
                 -----------    ---
     quarter, and the corresponding Compliance Certificate required pursuant to
     Section 6.4 hereof, on the date of making such LIBOR Advance and (ii)
     -----------
     outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1 until such time as such financial statements and Compliance Certificate are received."

     (c)  Section 1.1 of the Credit Agreement is hereby amended by adding the
          -----------
defined term "Cash Flow" thereto in proper alphabetical order to read as
              ---------
follows:

          "'Cash Flow' means, for any date of calculation, calculated for the
            ---------
     Borrower and its Subsidiaries, on a consolidated basis, an amount equal to the sum of (a) EBITDAR, minus (b) cash income tax paid."

     (d)  Section 1.1 of the Credit Agreement is hereby further amended by
          ------------
adding the defined term "EBITDAR" thereto in proper alphabetical order to read
                         -------
as follows:

          "'EBITDAR' means, for any period, determined in accordance with GAAP
            -------
     on a consolidated basis for the Borrower and its Subsidiaries, the sum of
     (a) EBITDA, plus (b) lease expense pursuant to Operating Leases."

     (e)  The definition of "Fixed Charges" set forth in Section 1.1 of the
                             -------------               -----------
Credit Agreement is hereby amended to read as follows:

          "'Fixed Charges' means, for any date of calculation, calculated for
            -------------
     Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication, (a) scheduled principal payments in respect of Indebtedness, plus (b) cash interest expense (including interest expense pursuant to Capitalized Lease Obligations), plus (c) lease expense pursuant to Operating Leases."

     (f)  The definition of "Fixed Charge Coverage Ratio" set forth in Section
                             ---------------------------               -------
1.1 of the Credit Agreement is hereby amended to read as follows:
----

          "'Fixed Charge Coverage Ratio' means the ratio of Cash Flow to Fixed
            ---------------------------
     Charges, calculated for the four consecutive fiscal quarters ending on the date of calculation."

     (g)  Section 1.1 of the Credit Agreement is hereby further amended by
          -----------
deleting the defined term "Pretax Cash Flow" therefrom.
                           ----------------

     (h)  Section 4.1 of the Credit Agreement is hereby amended by adding the
          -----------
following new subsection (x) thereto to read as follows:

          "(x)  Year 2000 Compliance.  The Borrower (i) initiated a review and
                --------------------
     assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan, as amended, and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan, as amended, in accordance with that timetable, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

     (i)  Article 5 of the Credit Agreement is hereby amended by adding a new
          ---------
Section 5.13 thereto to read as follows:
------------

          "Section 5.13  Year 2000 Compliance.  The Borrower will promptly
                         --------------------
     notify the Administrative Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

     (j)  Section 7.7 of the Credit Agreement is hereby amended to read as
          -----------
follows:

          "Section 7.7  Capital Expenditures.  The Borrower shall not, and shall
                        --------------------
     not permit any Subsidiary of the Borrower to, make or commit to make any Capital Expenditures after the Agreement Date in an aggregate amount in excess of an amount equal to the sum of (a) $25,000,000 plus (b) 5% of cumulative net revenues of the Borrower and its Subsidiaries from and after the Agreement Date."

     (k)  Section 7.11 of the Credit Agreement is hereby amended to read as
          ------------
follows:

          "Section 7.11  Maximum Leverage Ratio.  At the end of each fiscal
                         ----------------------
     quarter occurring below or at the end of each fiscal quarter occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite such fiscal quarter or the period in which such fiscal quarter occurs:

                Fiscal Quarter or Period                                Ratio
                ------------------------                                -----

     At December 31, 1999 and March 31, 2000                          5.50 to 1

     At June 30, 2000                                                 5.00 to 1

     From and including September 30, 2000 and thereafter             4.50 to 1"

     (l)  Section 7.12 of the Credit Agreement is hereby amended to read as
          ------------
follows:

          "Section 7.12 Minimum Fixed Charge Coverage Ratio. At the end of each
                        -----------------------------------
     fiscal quarter occurring during this Agreement commencing with March 31, 1999, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1."

     (m)  Section 7.13 of the Credit Agreement is hereby amended to read as
          ------------
follows:

          "Section 7.13  Interest Coverage Ratio.  At the end of each fiscal
                         -----------------------
     quarter occurring below or at the end of each fiscal quarter occurring during the periods indicated below, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratio set forth below opposite such fiscal quarter or the period in which such fiscal quarter occurs:


                Fiscal Quarter or Period                                Ratio
                ------------------------                                -----

     At March 31, 1999                                                1.25 to 1

     At June 30, 1999 and September 30, 1999                          1.50 to 1

     From and including December 31, 1999 and thereafter              1.75 to 1"

     (n)  Article 7 of the Credit Agreement is hereby amended by adding a new
          ---------
Section 7.19 thereto to read as follows:

          "Section 7.19 Minimum EBITDA. The Borrower shall not permit EBITDA to
                        --------------
     be less than (a) $4,500,000 for the fiscal quarter ending March 31, 1999,
     (b) $6,500,000 for the fiscal quarter ending June 30, 1999, (c) $10,000,000 for the fiscal quarter ending September 30, 1999 and (d) $12,000,000 for the fiscal quarter ending December 31, 1999."

     (o)  Exhibit F to the Credit Agreement is hereby amended to be in the form
          ---------
of Exhibit F to this First Amendment.
   ---------

     2.   WAIVER.  The Lenders hereby waive the Event of Default that occurred
          ------
under the Credit Agreement as a result of the failure of the Borrower to comply with Sections 7.11 and 7.13 of the Credit Agreement at the fiscal quarter ending
     -------------     ----
December 31, 1998. The waiver provided herein does not (a) affect any other covenants or provisions of the Credit Agreement and (b) relate to any fiscal quarter-end other than December 31, 1998.

     3.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
          --------------------------------------------------------
execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the waiver contemplated by the foregoing Section 2:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required that has not been obtained for the execution, delivery or performance by the Borrower of this First Amendment.

     4.   CONDITIONS OF EFFECTIVENESS.  This First Amendment shall be effective
          ---------------------------
as of February 10, 1999 (including the revisions to the Applicable Base Rate Margin and the Applicable LIBOR Rate Margin provided herein, it being understood that all interest accrued under the Credit Agreement prior to such date at the rates set forth therein prior to giving effect to this First Amendment), subject to the following:

     (a) the Administrative Agent shall have received a counterpart of this First Amendment executed by Lenders comprising the Determining Lenders;

     (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower;

     (c) the representations and warranties set forth in Section 3 of this First Amendment shall be true and correct; and

     (d) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Administrative Agent shall require.

     5.   AMENDMENT FEE.  The Borrower covenants and agrees to pay an amendment
          -------------
fee to the Lenders which execute and deliver this First Amendment to the Administrative Lender (or its counsel) not later than 5:00 p.m., Dallas time, February 10, 1999 in an amount equal to the product of (a) 0.20% (or 25% with respect to each Lender whose executed First Amendment is received prior to satisfaction of the conditions of effectiveness set forth in Section 4(a) of this First Amendment or with respect to the Lender whose execution and delivery of this First Amendment causes such condition of effectiveness to be satisfied) multiplied by (b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after the date which this First Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 5 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.
              ------------------

     6.   REFERENCE TO THE CREDIT AGREEMENT.
          ---------------------------------

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

     (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7.   COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all
          -------------------------
reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     8.   EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in
          -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     9.   GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed
          -----------------------------
by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     10.  HEADINGS.  Section headings in this First Amendment are included
          --------
herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     11.  ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST
          ----------------
AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.



================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

BORROWER:                     DOSKOCIL MANUFACTURING COMPANY



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

ADMINISTRATIVE AGENT:         NATIONSBANK, N.A. as the Administrative Agent



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


LENDERS: NATIONSBANK, N.A., as a Lender, Swing Line Bank and Issuing Bank



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              DLJ CAPITAL FUNDING, INC.


                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              COMERICA BANK-TEXAS



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              MARINE MIDLAND BANK



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              CREDITANSTALT CORPORATE FINANCE,  INC.



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              FLEET CAPITAL CORPORATION



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              PRIME INCOME TRUST



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              KZH-SOLEIL CORPORATION



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                              By: Pilgrim Investments, Inc., as its Investment Manager



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              ML CBO IV (CAYMAN) LTD.

                              By:   Highland Capital Management, L.P., as
                                    Collateral Manager



                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   EXHIBIT F

                            COMPLIANCE CERTIFICATE


NationsBank, N.A.,                                               ________, _____
 as Administrative Agent
901 Main Street, 14th Floor
Dallas, Texas 75202

Attention:  Marie T. Lancaster

     This Compliance Certificate is made as of _____________, _____. The undersigned certifies that the calculations set forth herein are true, accurate, and complete, and are made in accordance with the provisions of the Credit Agreement among Doskocil Manufacturing Company, Inc., NationsBank, N.A., as Administrative Agent, and Lenders, dated as of September 19, 1997 (as amended, modified or supplemented, "Credit Agreement"). All defined terms used herein but not specifically defined shall have the meanings set forth in the Credit Agreement.

1.   Borrowing Base.  [to be completed monthly]
     --------------

     Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of ___________, _____ (the "Reporting Date"). The Borrowing Base is determined as follows:

A.   ELIGIBLE ASSETS                                                 ($000s)

     1.   All Accounts                                               $_________

     2.   Less ineligible Accounts (without duplication)

          a. Accounts to which Borrower or a Subsidiary $_________ does not have lawful and absolute title

          b.   Accounts which are not the valid, legally   $_________
               enforceable obligation of the account
               debtor for goods or services delivered or rendered to such Person

          c.   Accounts owed by a creditor of Borrower     $_________
               or a Subsidiary to the extent that such
               Account equals the amount owed to such
               creditor

          d.   Portion of Accounts subject to any          $_________
               asserted dispute, offset, discount,
               counterclaim, or other claim or defense of account debtor or to any asserted claim on the part of the account debtor denying liability under such Account

          e.   Accounts which Borrower or any Subsidiary   $_________
               may not assign or grant a security interest to Administrative Agent

          f.   Accounts not evidenced by an invoice        $_________
               rendered to the account debtor

          g.   Accounts evidenced by chattel paper,        $_________
               promissory notes, or other instruments or the result of a conditional sales agreement

          h. Accounts subject to a Lien in favor of any $_________ Person other than Administrative Agent other than Permitted Collateral Liens

          i.   Accounts due and payable for more than 90   $_________
               days from the invoice date

          j.   Accounts of account debtors primarily       $_________
               conducting business in and organized under a jurisdiction outside the United States
               (other than Canada) and which are not
               insured or supported by an irrevocable
               letter of credit

          k.   Accounts where the account debtor is a      $_________
               Tribunal

          l.   Accounts where the account debtor is the    $_________
               subject of a proceeding under a Debtor
               Relief Law

          m.   Accounts of account debtors (excluding      $_________
               Kmart Receivable) who have more than 15% of accounts due and payable for more than 90 days and which are not insured from the invoice date

          n.   Accounts not subject to a fully perfected   $_________
               first priority security interest in favor of Administrative Agent

          o.   Accounts where the account debtor is an     $_________
               Affiliate or employee

          Ineligible Accounts                                        $_________

     3.   Eligible Accounts [(1) - (2)]                              $_________

     4.   Eligible Accounts includible in Borrowing Base             $_________
          [80% x (3)]

B.   ELIGIBLE INVENTORY

     1.   All Inventory                                              $_________

     2.   Less ineligible Inventory (without duplication)

          a.   50% Work-in-Progress                        $_________

          b.   Obsolete Inventory                          $_________

          c.   Consignment Inventory                       $_________

          d.   Demonstration and display Inventory         $_________

          e.   Inventory to which Borrower or any          $_________
               Subsidiary does not have lawful and
               absolute title

          f.   Inventory subject to a Lien in favor of     $_________
               any Person other than Administrative
               Agent, other than Permitted Collateral
               Liens

          g.   Defective or unmerchantable Inventory       $_________

          h.   Inventory located outside the United States $_________

          i. Inventory located in leased facilities for $_________ which a Landlord's Waiver has not been delivered to Administrative Agent

          j. Inventory not subject to a fully perfected $_________ first priority security interest in favor of Administrative Agent

          k.   The sale of such Inventory, upon an Event   $_________
               of Default, is subject to a Necessary
               Authorization restriction or limitation

          Ineligible Inventory (sum of a. through k.)                $_________

     3.   Eligible Inventory [(1) - (2)]                             $_________

     4.   Eligible Inventory includible in Borrowing Base            $_________
          [50% x (3)]

C.   BORROWING BASE

     1.   Eligible Accounts includible in Borrowing Base (A.4.)      $_________

     2.   Eligible Inventory includible in Borrowing Base (B.4.)     $_________

     Borrowing Base [(1) + (2)]                                      $_________

2.   Covenant Calculations.  [To be completed quarterly except M.]
     ---------------------

A.   Leverage Ratio.
     --------------

     1.   Total Debt

          a.   Indebtedness for borrowed money             $_________

          b.   Capitalized Lease Obligations               $_________

          c. Obligations evidenced by bonds, debentures, $_________ notes or other similar instruments

          d.   Obligations to pay the deferred purchase    $_________
               price of property or services other than trade payables incurred in the ordinary course of business

          e.   Total Debt [(a) + (b) + (c) + (d)]                    $_________

     2.   EBITDA

          a.   Pretax Net Income (excluding therefrom,     $_________
               to the extent included in determining
               Pretax Net Income, any item of
               extraordinary gain, including net gains
               on the sale of assets other than asset
               sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business)

          b.   Interest expense (including in respect of   $_________
               Capitalized Lease Obligations)

          c.   EBIT Special Adjustments

               (1)  Management fees in favor of Westar     $_________
                    Capital not to exceed $450,000

               (2)  Relocation costs related to            $_________
                    integration of Borrower and Dogloo
                    not to exceed $825,000

               (3)  Transaction fees and expenses          $_________
                    related to Dogloo and Doskocil
                    Transaction

               (4)  Schedule 9 Items                       $_________
                    ----------

               (5)  Excess of Westar Capital management    $_________
                    fees accrued over such fees paid

               (6)  Excess of Westar Capital management    $_________
                    fees paid over such fees accrued

               (7)  [(1) + (2) + (3) + (4) + (5) - (6)]    $_________

          d.   Depreciation                                $_________

          e.   Amortization                                $_________

          f.   Other non-cash charges                      $_________

          g.   EBITDA  [(a) + (b) + (c) + (d) + (e) + (f)]           $_________

     3    Leverage Ratio [(1) : (2)]                                 _____ to 1

B.   Section 7.1(c).  Capitalized Lease Obligations and
     --------------
     Indebtedness to purchase property, plant and equipment

     1.   Maximum ($10,000,000 minus Indebtedness pursuant           $_________
          to Section 7.1(h) and 7.1(m))

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

C.   Section 7.1(h).  Indebtedness incurred or assumed in
     --------------
     respect of Acquisitions

     1.   Maximum ($10,000,000 minus Indebtedness pursuant           $_________
          to Section 7.1(c) and 7.1(m))

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

D.   Section 7.1(m).  Other Indebtedness
     --------------

     1.   Maximum ($10,000,000 minus Indebtedness pursuant
          to Section 7.1(c) and 7.1(h))                              $_________

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

E.   Section 7.3(f).  Investments and expenditures in                $_________
     --------------
     respect of Acquisitions of non-Domestic Subsidiaries

     1.   Maximum                                                    $10,000,000

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

F.   Section 7.3(h).  Investments of non-cash consideration
     --------------
     in sales

     1.   Maximum                                                    5,000,000

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

G.   Section 7.3(j).  Other Investments
     --------------

     1.   Maximum                                                    $2,500,000

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

H.   Section 7.7.  Capital Expenditures (From September 19, 1997)
     -----------

     1.   Maximum ($25,000,000 + Net cumulative revenues             $_________
          multiplied by .05)

     2.   Actual                                                     $_________

     3.   Difference [(1) - (2)]                                     $_________

I.   Section 7.8.  Restricted Payments
     -----------

     1. Purchases and redemptions of officers, directors and employees stock

          a.   Maximum                                               $2,500,000

          b.   Actual                                                $_________

     2. Redemptions and repurchases required under Second Securityholders Agreement

          a.   Maximum                                               $2,500,000

          b.   Actual                                                $_________

     3.   Dogloo Transaction Restricted Payments

          a.   Maximum (Base Amount, exclusive of accrued            $36,000,000
               dividends)

          b.   Actual                                                $_________

     4.   Additional redemptions of capital stock

          a.   Maximum                                               $2,400,000

          b.   Actual                                                $_________

     5.   Advisory Fees to Specified Investors

          a.   Maximum per fiscal year                               $600,000

          b.   Actual                                                $_________

J.   Section 7.11.  Leverage Ratio
     ------------

     1.   Maximum

          a.   At December 31, 1999 and March 31. 2000               5.50 to 1

          b.   At June 30, 2000                                      5.00 to 1

          c.   From and including September 30, 2000 and             4.50 to 1
               thereafter

     2.   Actual (2.A.3. above)                                      _____ to 1

K.   Section 7.12.  Fixed Charge Coverage Ratio
     ------------

     1.   Minimum                                                    1.25 to 1

     2.   Actual

          a.   Cash Flow

               (1)  EBITDA (2.A.2.g. above)                          $_________

               (2)  Lease expense                                    $_________

               (3)  Cash income tax paid                             $_________

               (4)  Total Cash Flow [(1) + (2) - (3)]                $_________

          b.   Fixed Charges

               (1)  Scheduled principal payments in        $_________
                    respect of Indebtedness

               (2)  Interest expense (including            $_________
                    interest expense pursuant to
                    Capitalized Lease Obligations)

               (3)  Operating Lease Expense                $_________

               (4)  Fixed Charges [(1) + (2) + (3)]                  $_________

          c.   Fixed Charge Coverage Ratio [K.2.a.(4)                _____ to 1
               to k.2.b.(4)]

L.   Section 7.13.  Interest Coverage Ratio
     ------------

     1.   Minimum

          a.   At March 31, 1999                                     1.25 to 1

          b.   At June 30, 1999 and September 30, 1999               1.50 to 1

          c.   From and including December 31, 1999 and thereafter   1.75 to 1

     2.   Actual

          a.   EBITDA (2.A.2.g. above)                               $_________

          b.   Interest expense (including interest expense          $_________
               pursuant to Capitalized Lease Obligations)

          c.   Interest Coverage Ratio [L.2.a to L.2.b.]             _____ to 1

M.   Excess Cash Flow.  [To be completed annually.]
     ----------------

     1.   Net Operating Cash Flow

          a.   Net Income                                            $_________

          b.   Depreciation, amortization and other non-cash         $_________
               charges

          c.   Net losses on asset sales and non-cash asset          $_________
               write downs

          d.   Capital Expenditures                                  $_________

          e.   Scheduled principal payments on Indebtedness          $_________

          f.   Net gain on asset sales                               $_________

          g.   Net Operating Cash Flow [(a) + (b) + (c) -            $_________
               (d) - (e) - (f)]

     2.   Cash Acquisition Consideration                             $_________

     3.   Voluntary prepayments of Indebtedness which cannot         $_________
          be reborrowed

     4.   Restricted Payments                                        $_________

     5.   Excess Cash Flow [1. - 2. - 3. - 4.]                       $_________



     The undersigned hereby further certifies to the following as of the date of this Certificate:

     The undersigned has reviewed the relevant terms of this Certificate and has made, or caused to be made, under his/her supervision, a review of the transactions and condition of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith to the date of this Certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default.

     The Borrower is in compliance in all material respects with all of the terms and conditions of the Credit Agreement and other Loan Documents.

     The financial statements delivered to Administrative Agent have been prepared according to GAAP applied on a consistent basis in all material respects with those previously delivered.

                              DOSKOCIL MANUFACTURING COMPANY, INC.




                              By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------